SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                           GREAT PEE DEE BANCORP, INC.
               (Exact Name of Registrant as Specified in Charter)

       Delaware                        000-23521                   562050592
-----------------------            ------------------        -------------------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


515 Market Street, Cheraw, South Carolina                               29520
--------------------------------------------                            -----
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number, including area code:  (843) 537-7656
                                                     --------------



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.

Item 12. Results of Operations and Financial Condition

         On October 15, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended September 30, 2003. The press release is included as Exhibit 99 to this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            GREAT PEE DEE BANCORP, INC.



DATE: October 20, 2003              By: /s/ Johnnie L. Craft
                                       -----------------------------------------
                                       Johnnie L. Craft
                                       Secretary and Treasurer




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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:

         Exhibit No.                             Description

            99                  Press Release of Great Pee Dee Bancorp, Inc.